UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2020

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	KEGX	OTC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, on January 24, 2020, Key Energy Services, Inc. (the “Company”) entered into a Restructuring Support Agreement with the lenders party thereto, collectively holding over 99.5% of the principal amount of the Company’s outstanding term loans, pursuant to which the Company will engage in a series of out-of-court transactions that will effectuate a financial restructuring of the Company’s capital structure and indebtedness and related facilities (the “Restructuring”). On February 18, 2020, the Company held a Special Meeting of Stockholders (the “Special Meeting”) to consider and take action on amendments to the Company’s Certificate of Incorporation (the “Existing Charter”) in connection with the Restructuring. At the Special Meeting, holders of 13,273,358 shares of the Company’s common stock, par value $0.01 (the “Common Stock”) were present in person or by proxy, constituting 64.59% of the outstanding shares of Common Stock as of the February 5, 2020 record date for the Special Meeting.

The following are the final voting results on the proposals considered and voted upon at the Special Meeting, all of which are described in greater detail in the Company’s Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on February 6, 2020. Each of the proposals described below will be implemented automatically upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware substantially concurrently with the consummation of the Restructuring.

Proposal One: Reverse Stock Split Proposal

The stockholders approved an amendment to the Existing Charter to implement a reverse stock split of the Common Stock, at a reverse split ratio of 1-for-50 with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,582,707	678,588	12,063	0

Proposal Two: Increase in Number of Authorized Shares Proposal

The stockholders approved an amendment to the Existing Charter to increase the number of authorized shares of stock, from 110 million to 200 million, of which 150 million will be shares of Common Stock and 50 million will be shares of preferred stock with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,558,248	700,112	14,998	0

Proposal Three: Board Size Proposal

The stockholders approved an amendment to the Existing Charter to provide that the number of directors on the board of directors will initially be fixed at seven and thereafter the size of the board will be fixed exclusively by resolution of the board, and eliminate provisions listing the initial directors by name with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,611,531	605,595	56,232	0

Proposal Four: Director Nomination Proposal

The stockholders approved an amendment to the Existing Charter to provide that, subject to a stockholders agreement between the Company and certain lenders, directors will be nominated in accordance with the Company’s bylaws and to eliminate the provisions establishing the Company’s Series A Preferred Stock with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,954,488	194,002	124,868	0

Proposal Five: Board Vacancies Proposal

The stockholders approved an amendment to the Existing Charter to provide that, subject to the stockholders agreement, vacancies on the board resulting from death, resignation, removal or otherwise, and newly created directorships resulting from any increase in the number of directors, will be filled solely by a majority of directors then in office (although less than a quorum) or by the sole remaining director with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,989,467	189,718	94,173	0

Proposal Six: Stockholder Written Consent Proposal

The stockholders approved an amendment to the Existing Charter to permit stockholders to take action by written consent only when certain specified stockholders collectively hold more than 50% of the Common Stock with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
13,031,513	180,427	61,418	0

Proposal Seven: Special Meeting Proposal

The stockholders approved an amendment to the Existing Charter to permit stockholders to call a special meeting of the stockholders only when certain specified stockholders collectively hold more than 50% of the Common Stock with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,716,220	503,535	53,603	0

Proposal Eight: Removal of Certain Non-Soter Stockholder Approval Rights Proposal

The stockholders approved an amendment to the Existing Charter to remove the requirement that an affirmative vote of a majority of all outstanding shares of Common Stock held by stockholders of the Company other than Soter Capital LLC is required to approve certain amendments to the Existing Charter or the Company’s bylaws unless such amendments are approved by the board in accordance with the Company’s bylaws with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,945,142	290,030	38,186	0

Proposal Nine: Stockholder Supermajority Approval Proposal

The stockholders approved an amendment to the Existing Charter to provide that an affirmative vote of not less than 66 2/3% of the total voting power of all outstanding classes of securities of the Company generally entitled to vote in the election of directors is required to approve certain amendments to the Amended and Restated Certificate of Incorporation with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
13,094,561	129,168	49,629	0

Proposal Ten: Amendment of Bylaws Proposal

The stockholders approved an amendment to the Existing Charter to provide that stockholders may amend the Company’s bylaws only with the affirmative vote of the holders of not less than 50.1% of the voting power of all outstanding securities of the Company generally entitled to vote in the election of directors with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
13,089,700	131,954	51,704	0

Proposal Eleven: Forum Selection Clause Proposal

The stockholders approved an amendment to the Existing Charter to include an exclusive forum selection clause with respect to certain derivative, fiduciary and similar actions with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,739,253	450,915	83,190	0

Proposal Twelve: Delaware Section 203 Proposal

The stockholders approved an amendment to the Existing Charter to “opt out” of Section 203 of the General Corporation Law of the State of Delaware, so long as certain specified stockholders collectively hold more than 50% of the Common Stock with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
12,988,887	234,399	50,072	0

Proposal Thirteen: Amendment and Restatement Proposal

The stockholders approved an amendment and restatement of the Existing Charter implementing the above changes and other incidental changes with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
13,022,329	200,413	50,616	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: February 20, 2020	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, Chief Administrative Officer, General Counsel & Corporate Secretary